Twin Oak Active Opportunities ETF
Schedule of Investments
February 28, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 86.4%	Shares	Value
iShares Ultra Short-Term Bond Active ETF	1,639,088	$83,068,980
JPMorgan Ultra-Short Income ETF	1,641,875	83,177,387
Vanguard S&P 500 ETF (a)	233,126	127,363,728
Vanguard Ultra Short Bond ETF	1,666,972	83,165,233
TOTAL EXCHANGE TRADED FUNDS (Cost $375,788,053)		376,775,328

COMMON STOCKS - 13.5%	Shares	Value
Computer Systems Design and Related Services - 6.7%
Snowflake, Inc. - Class A (b)	165,953	29,390,276

Software Publishers - 6.8%
Datadog, Inc. - Class A (b)	254,240	29,631,672
TOTAL COMMON STOCKS (Cost $56,032,887)		59,021,948

TOTAL INVESTMENTS - 99.9% (Cost $431,820,940)		435,797,276
Money Market Deposit Account - 0.0% (c)		204,592
Other Assets in Excess of Liabilities - 0.1%		222,178
TOTAL NET ASSETS - 100.0%		$436,224,046
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2025 was 3.31%.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

Twin Oak Active Opportunities ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$376,775,328	$–	$–	$376,775,328
Common Stocks	59,021,948	–	–	59,021,948
Total Investments	$435,797,276	$–	$–	$435,797,276

Refer to the Schedule of Investments for further disaggregation of investment categories.